POWER OF ATTORNEY

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company of New York, do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam	Director	December 16, 2019
J. Stephanie Nam

POWER OF ATTORNEY

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company of New York, do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross	Director	December 16, 2019
Ken Ross

POWER OF ATTORNEY

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company of New York, do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong	Director	December 16, 2019
Henry H. Wong

POWER OF ATTORNEY

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly	Director	December 16, 2019
Paul M. Connolly

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher	Director	December 16, 2019
James D. Gallagher

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	December 16, 2019
Marianne Harrison

POWER OF ATTORNEY

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.	Director	December 16, 2019
Rex Schlaybaugh, Jr.

POWER OF ATTORNEY

I, Brooks Tingle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle	Director	December 16, 2019
Brooks Tingle

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen	Director	December 16, 2019
John G. Vrysen

POWER OF ATTORNEY

I, Linda A. Davis Watters, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	#333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	#333-235397

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective December 16, 2019 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Linda A. Davis Watters	Director	December 16, 2019
Linda A. Davis Watters